UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4272
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2007

ING Clarion Global Real Estate Income Fund

ING REAL ESTATE

ING Clarion Global Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

We are pleased to deliver the 2007 annual report for the ING Clarion Global Real Estate Income Fund (the “Fund”).

Performance Review

The Fund delivered disappointing results to its shareholders in the past year because of a very challenging market environment. For the first time since 1998, global real estate stocks fell in 2007. In local currencies, global real estate stocks were down -11%. Though returns in 2007 for global real estate stocks were generally positive most months, the trend was interrupted by two sharp downturns of 12-13%, one in June-July and the second in November-December. Real estate stocks came under severe pressure late in the year and the S&P Citigroup World Property Index (“S&P WPI“)(1) fell -10% during the fourth quarter. In local currency terms, European real estate stocks were by far the worst performers in 2007 declining over 30%. U.K. real estate stocks went from being the best performers in 2006 to the worst performers in 2007, declining 37%. North American real estate stocks were down over 16% as both the U.S. and Canadian companies fell. In the U.S., REITs suffered one of the worst years ever, falling almost 17% (much of it during the fourth quarter) despite the receipt of a healthy 4%+ dividend. Asia-Pacific was the only region to deliver positive returns (+6.5%), but only because of Hong Kong (up 57%) and Singapore (up 9%). Hong Kong listed property companies were the only major geography to record positive total returns during the fourth quarter. Japan real estate stocks were off 13% for the year; Australian real estate stocks fell 8% for the year due to a terrible December. Even returns to REIT preferred stocks, ordinarily a “safe haven” in difficult markets, fell -13% in 2007.

The NAV return for the Fund was down 15.82% for the year. The market return (change in share price plus dividends) was down much more (-32.34%) because the Fund’s share price moved from an 8% premium to a -15% discount to NAV during the year — a swing of -23%! Since its inception, the Fund has issued $910 million of preferred stock to raise investment capital in addition to that obtained from its common equity offering in 2004. The “leverage” of the preferred stock, which has a priority claim on the Fund’s assets, magnified the negative returns on our total portfolio of investments. The effect was especially acute during the fourth quarter when the NAV per share fell -15.34%. Though it may be of no comfort, the NAV decline of the Fund for the year was much less than those experienced by other real estate closed end Funds.

Unfortunately, we were not able to mitigate the negative market returns through either asset allocation or security selection. Our REIT preferred stock positions fell -13.1% on average which was marginally behind the -12.5% performance of the Morgan Stanley REIT Preferred Index(1). Our common stock positions in the Fund trailed the index returns by a little less than 1% (-7.3% versus -7.9%) stemming in part from our yield bias given the Fund’s primary objective of delivering high dividends. The very low yields available on real estate stocks in Asia ex-Australia lead us to underweight these countries in our portfolio. Our underweighting to Hong Kong and Singapore were a significant drag on performance relative to the S&P WPI. However we were able to offset much of this drag related to yield orientation with good stock selection in Australia and Canada. Our overweight to Canada was both a source of yield and relative performance in 2007. We also had good country weightings in Europe which added value (including an under weight of Austria, Germany, Italy and Spain which all fell -20% or more). A modest overweight to the U.S. and some poor performance from some of our U.S. stock selection in the office and industrial property sectors also hurt performance.

Despite a difficult investment climate last year, the Fund made its regular monthly dividends and some large special distributions in order to payout all income and realized gains received during the year. In addition to the regular monthly dividends of $0.115 per month, the Fund paid two special dividends in 2007 (one in September and one in December) totaling $1.84 per share. The special distributions were equivalent to 8% of the beginning of the year NAV.

The board is reviewing the sustainability of our regular monthly dividend in light of the substantial dividends that have been paid out over the last two years and the difficult market environment. The Fund made substantial total distributions in each of the last two years which were well above the regular dividend level of $1.38 per year. The total payouts, $3.22 per share in 2007 and $3.265 per share in 2006, were necessary given the high level of income and capital gains achieved. The payouts have been a boon to our shareholders but have been a drain on the Fund’s assets which affects its ability to generate income for future dividends. In past years, a rising market has restored the capital value of the fund even as we made large special distributions and paid out the income we received on our investments. The sharp declines last year in REIT stock prices and REIT preferred stock prices have created a more difficult environment for funds focused on delivering consistent income payments to shareholders.

(1)	The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of over 450 real estate companies from 18 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property. The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITS.

Annual Report  December 31, 2007   1

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

As in the past, the Fund’s dividends will be established by the board at regular intervals with consideration of the level of investment income and realized gains expected for the year. We strive to establish a level regular dividend that by the end of the year will meet our requirement to pay out all income and realized gains with a minimum of special distributions. Accordingly, we must consider both the income from our investments and the expected realized gains. The current market environment makes it difficult to predict how much capital appreciation of the Fund’s investments might occur and be ”harvested” over the course of the year as realized gains.

The task is further complicated by our current monthly dividend policy given that there are limits on how many times we can distribute capital gains. We have been seeking permission from the SEC to implement a Managed Dividend policy which would effectively allow us to make multiple capital gain distributions during the year and spread income and capital gains distributions smoothly over all our dividends. If we get a positive decision from the SEC, we will have more flexibility to maintain our level monthly dividend. In light of all this, the board will continue to review the Fund’s dividend considering a range of possible scenarios for real estate stocks in 2008.

Portfolio Review

Over the course of the year the Fund’s portfolio allocation changed very little as we remain primarily invested in real estate companies’ common stock (89%). Our investments in preferred stocks stayed constant at 11% of the portfolio. The geographic exposure of the Fund shifted even though at the regional level there was only a modest shift of 2% from the Americas to the Asia-Pacific region. The shifts within region were more meaningful though, as we decreased exposure to the US by almost 4% and increased our investments in Canada by more than a percent. We also initiated a small but promising 1% position in Brazilian property stocks. In Asia, we decreased our weight in Australia by a little over 2% but increased our Hong Kong/ China exposure by 5%. During the year we increased our exposure to owners of health care, retail, and diversified property portfolio owners while trimming exposure to office, apartment, hotels and industrial property portfolios. The Fund’s investments remain well diversified by geography and by property type as shown in the pie charts below.

Total preferred stock and debt declined by $147 million from $1,057 million at the start of the year to $910 million at year-end. We issued $200 million of additional preferred shares in January to raise equity capital to pay down line loan borrowings. All debt borrowings of the Fund were eliminated over the course of the year, most of it early in the year. Unfortunately the negative returns to the Fund’s investments and significant distributions to shareholders caused the “leverage” ratio of the Fund to actually increase to 35% of total assets despite the significant debt repayments. With rates expected to fall, we decided not to replace one of two interest rate swap agreements when it expired in April 2007. We still have one swap arrangement in place which provides a fixed rate of 4.32% on $200 million through 7/01/2009.

(2)	Percentages presented are based on managed fund assets and are subject to change.

2  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

Market Commentary

We start 2008 with plenty of pessimism about the economy and the prospects for real estate even though commercial real estate fundamentals are generally pretty healthy. New construction starts are low. Vacancy levels are not high in most property types and countries around the world. The key to real estate returns in the coming year is the economy. Real estate demand is a function of economic growth. There is reason for concern. For example, we expect a significant slowdown in the U.S. economy, probably even a mild recession. The U.K. economy could be very similar. However, overall it seems reasonable to assume that other of the world’s economies will avoid recession and continue to grow, especially in the Asia-Pacific region. If central bankers and governments remain vigilant and committed to mitigating the effects of the present financial crisis on wider economic activity, we expect a recovery in the second half of the year. In our opinion, real estate stocks already incorporate an economic slowdown including a U.S. recession scenario. As we head into a downturn in the economy, the commercial real estate sector is in pretty good shape (in contrast to the housing sector in the U.S. and some parts of Europe). The poor performance of real estate stocks in 2007 cannot be explained by disappointing earnings. Earnings growth was better than long term averages. Earnings for global real estate companies grew by more than 11% in 2007 over 2006, including 15% in the Asia-Pacific region, 10% in the Americas, and a still respectable 9% in Europe. Generally speaking, real estate companies’ earnings held up well despite rising debt costs and slowing economic conditions. Earnings are expected to grow again in 2008 despite a more challenging economic environment.

The decline in real estate stock prices is related to worry about the possibility of significantly slower earnings growth in the future. The listed markets have already factored in more bad news ahead. Real estate is much cheaper in most parts of the world now in the public market versus the private market. Private market values remain a very relevant reference point as almost 90% of the world’s real estate is still owned privately away from the public market. At the end of 2007, the average discount to private market value or Net Asset Value is at 14% worldwide, with only Hong Kong and Japanese REITs still trading at premiums.

Real estate stock dividends now offer yields that are competitive with and in many cases higher than long-term government bonds. Furthermore, these dividends are for the most part secure as the average payout ration of dividends to operating earnings is only 56%. Said differently, on average, dividends are 180% covered by current earnings, which should provide investors in real estate stocks a degree of comfort regarding the integrity of dividend payments. We expect real estate company dividends, in the aggregate, to grow in the year ahead.

If there is a silver lining to the storm clouds that gathered over the property sector in 2007, it is that real estate stocks are beginning to look “cheap” again. We look for a better year for real estate stocks in 2008, but positive returns may be back-end loaded. They say that “hope springs eternal,” but it is apparent that investors’ expectations for real estate are gloomy as we start 2008. Furthermore, the flow of negative news will likely continue about private market real estate. More headlines about declining home prices, sub-prime mortgage write-offs and higher residential mortgage delinquencies are a virtual certainty, which will affect the general mood about real estate of all types: residential and commercial. More directly relevant to the commercial real estate companies we invest in will be the flow of data suggesting that private market real estate values are coming down. Unwinding overleveraged real estate deals done before the current credit market turmoil and redemptions in open-end real estate Funds that cause forced sales may create some pressure on cap rates and produce some sensational headlines about real estate value declines. Considering all of this suggests it will be hard for real estate stocks to mount a sustainable and meaningful rally early-on in 2008. Accordingly, we expect volatility to stay with us for the early part of the year. But value should eventually win out and it appears that the bad news is already more than priced into real estate stocks.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson	Steven D. Burton
President and	Co-Portfolio Manager
Chief Executive Officer

The views expressed represent the opinion of ING Clarion Real Estate Securities and are subject to change, and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

Annual Report  December 31, 2007   3

ING Clarion Global Real Estate Income Fund
Portfolio of Investments December 31, 2007

		U.S. $
Shares		Value

	Common Stock – 132.1%
	Real Estate Investment Trusts (“REIT”) – 132.1%
	Australia – 13.4%
29,967,000	DB RREEF Trust	$52,625,063
14,384,178	Macquarie CountryWide Trust	20,839,551
11,059,530	Goodman Group	47,485,924
5,522,427	Westfield Group	101,828,335

		222,778,873

	Brazil – 0.9%
1,132,100	BR Malls Participacoes SA (a)	15,264,270

	Canada – 12.7%
1,761,900	Boardwalk Real Estate Investment Trust	79,530,518
200,100	Calloway Real Estate Investment Trust	4,965,245
264,600	Calloway Real Estate Investment Trust (b)	6,565,737
500,000	Crombie Real Estate Investment Trust (b)	5,638,584
884,800	H&R Real Estate Investment Trust	17,786,546
2,282,900	InnVest Real Estate Investment Trust	24,842,541
440,000	InnVest Real Estate Investment Trust (b)	4,788,085
700,000	Primaris Retail Real Estate Investment Trust (b)	12,979,381
2,447,000	RioCan Real Estate Investment Trust	54,099,539

		211,196,176

	Finland – 1.9%
2,528,457	Citycon Oyj	13,493,069
1,470,267	Sponda Oyj	17,562,267

		31,055,336

	France – 11.3%
403,500	Societe de la Tour Eiffel	55,371,514
598,078	Unibail-Rodamco	131,093,064

		186,464,578

	Hong Kong – 12.5%
37,700,000	Agile Property Holdings Ltd.	68,656,219
14,611,500	China Overseas Land & Investment Ltd.	30,207,169
8,133,000	Hang Lung Properties Ltd.	36,819,312
3,062,900	Hongkong Land Holdings Ltd.	15,130,726
2,500,000	Sun Hung Kai Properties Ltd.	53,094,621
1,153,000	The Link REIT	2,496,042

		206,404,089

	Japan – 4.7%
2,388	Japan Retail Fund Investment Corp.	17,036,530
1,105,000	Mitsubishi Estate Co., Ltd.	26,656,895
968,000	Mitsui Fudosan Co., Ltd.	21,055,722
934	Nippon Building Fund, Inc.	13,126,080

		77,875,227

	Netherlands – 12.0%
116,780	Corio NV	9,458,898
357,401	Eurocommercial Properties NV	18,445,600
1,136,730	Nieuwe Steen Investments NV	29,333,531
417,161	VastNed Retail NV	40,071,111
934,400	Wereldhave NV	102,077,965

		199,387,105

	New Zealand – 0.6%
9,050,000	Goodman Property Trust	10,098,418

	Singapore – 0.1%
500,000	Capitaland Ltd.	2,177,915

	United Kingdom – 9.9%
1,367,200	British Land Co. Plc	25,718,637
945,400	Great Portland Estates Plc	8,844,994
1,209,242	Hammerson Plc	24,672,955
1,902,400	Land Securities Group Plc	57,030,988
603,400	Liberty International Plc	12,936,151
45,000	Mapeley Ltd.	1,357,092
3,621,876	Segro Plc	33,885,626

		164,446,443

	United States – 52.1%
115,300	Acadia Realty Trust	2,952,833
197,300	AMB Property Corp.	11,356,588
898,200	American Campus Communities, Inc.	24,116,670
285,800	BioMed Realty Trust, Inc.	6,621,986
518,200	Boston Properties, Inc.	47,575,942
1,215,230	Brandywine Realty Trust	21,789,074
848,300	Camden Property Trust	40,845,645
1,231,800	Cedar Shopping Centers, Inc.	12,601,314
219,900	Douglas Emmet, Inc.	4,971,939
1,208,500	Extra Space Storage, Inc.	17,269,465
294,000	Federal Realty Investment Trust	24,152,100
1,211,100	First Industrial Realty Trust, Inc.	41,904,060
1,655,400	GMH Communities Trust	9,137,808
675,000	Gramercy Capital Corp.	16,409,250
941,484	HRPT Properties Trust	7,277,671
856,200	Health Care REIT, Inc.	38,263,578
371,000	Hersha Hospitality Trust	3,524,500
475,000	Highwoods Properties, Inc.	13,955,500
13,000	Home Properties, Inc.	583,050
755,400	iStar Financial, Inc.	19,678,170
1,260,990	Liberty Property Trust	36,329,122
2,004,100	Maguire Properties, Inc.	59,060,827
637,700	Mid-America Apartment Communities, Inc.	27,261,675
570,700	National Retail Properties, Inc.	13,342,966

See notes to financial statements.
4  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Common Stock (continued)
	United States (continued)
2,784,400	Nationwide Health Properties, Inc.	$87,346,628
1,994,070	OMEGA Healthcare Investors, Inc.	32,004,824
994,000	Pennsylvania Real Estate Investment Trust	29,501,920
325,000	ProLogis	20,598,500
200,000	Ramco-Gershenson Properties Trust	4,274,000
498,800	Regency Centers Corp.	32,167,612
630,735	SL Green Realty Corp.	58,948,493
171,100	Sovran Self Storage, Inc.	6,861,110
770,000	Strategic Hotels & Resorts, Inc.	12,882,100
751,900	The Macerich Co.	53,430,014
200,000	U-Store-It Trust	1,832,000
712,120	Verde Realty (a)(d)	23,499,960

		864,328,894

	Total Common Stock (cost $1,646,220,749)	2,191,477,324

	Preferred Stock – 16.7%
	Real Estate Investment Trusts (“REIT”) – 16.7%
	United States – 16.7%
450,000	Alexandria Real Estate Equities, Inc., Series C	11,812,500
126,800	AP AIMCAP Corp., Series A	1,711,800
80,500	Apartment Investment & Management Co., Series U	1,684,060
400,000	Apartment Investment & Management Co., Series V	8,212,000
400,000	Apartment Investment & Management Co., Series Y	8,012,000
174,000	Associated Estates Realty Corp.	4,089,000
400,000	BioMed Realty Trust, Inc., Series A	8,180,000
207,700	Cedar Shopping Centers, Inc.	4,880,950
125,000	Digital Realty Trust, Inc., Series B	2,768,750
200,800	Duke Realty Corp., Series M	4,046,120
400,000	Entertainment Properties Trust, Series D	7,480,000
337,500	Equity Inns, Inc., Series C	5,948,438
430,700	Glimcher Realty Trust, Series G	8,226,370
520,000	Health Care REIT, Inc., Series F	11,497,200
905,600	Host Hotels & Resorts, Inc., Series E	22,730,560
210,000	Innkeepers USA Trust, Series C	2,520,000
1,015,000	iStar Financial, Inc., Series I	18,676,000
200,000	LaSalle Hotel Properties, Series D	3,660,000
523,200	LaSalle Hotel Properties, Series E	9,993,120
520,000	LaSalle Hotel Properties, Series G	8,975,200
36,000	LBA Realty Fund II – WBP I LLC, Series A	1,494,000
170,000	LBA Realty Fund II – WBP I LLC, Series B	2,082,500
1,000,000	LTC Properties, Inc., Series F	22,110,000
200,000	Mid-America Apartment Communities, Inc., Series H	4,814,000
237,100	National Retail Properties, Inc., Series C	4,744,371
70,000	NorthStar Realty Finance Corp., Series A	1,158,500
240,000	NorthStar Realty Finance Corp., Series B	3,818,400
120,000	OMEGA Healthcare Investors, Inc., Series D	2,972,400
320,000	PS Business Parks, Inc., Series O	6,512,000
320,000	Public Storage, Inc., Series K	6,736,000
360,000	Public Storage, Inc., Series M	6,840,000
192,500	SL Green Realty Corp., Series C	4,377,450
200,000	SL Green Realty Corp., Series D	4,570,000
275,000	Strategic Hotels & Resorts, Inc. (b)	6,737,500
400,000	Strategic Hotels & Resorts, Inc., Series B	7,700,000
363,600	Strategic Hotels & Resorts, Inc., Series C	7,090,200
368,000	Sunstone Hotel Investors, Inc., Series A	7,187,040
342,600	Taubman Centers, Inc., Series G	8,102,490
573,500	Taubman Centers, Inc., Series H	13,649,300

	Total Preferred Stock (cost $336,385,254)	277,800,219

	Investment Companies – 2.8%
	United Kingdom – 2.8%
399,119	Eurocastle Investment Ltd.	9,774,162
15,495,600	ING UK Real Estate Income Trust Ltd. +	21,437,655
4,620,000	Invista Foundation Property Trust Ltd.	7,495,208
547,200	ProLogis European Properties	7,952,337

	Total Investment Companies (cost $55,701,614)	46,659,362

	Purchased Options (a) – 0.6%
	Brazil – 0.2%
438,400	Brascan Residential Properties SA
	expiring 10/22/08 @ $0	2,709,213

	India – 0.4%
518,800	Unitech Ltd.
	expiring 6/19/08 @ $0	6,439,754

	Total Purchased Options (cost $6,482,721)	9,148,967

See notes to financial statements.
Annual Report  December 31, 2007   5

ING Clarion Global Real Estate Income Fund  Portfolio of Investments continued

		U.S. $
Shares		Value

	Warrants (a) – 0.0%
	Hong Kong – 0.0%
1,217,625	China Overseas Land & Investment Ltd.
	expiring 8/27/08 @ $0 (cost $0)	$665,232

	Total Investments – 152.2% (cost $2,044,790,338)	2,525,751,104
	Other Assets less Liabilities – 2.6%	43,488,841
	Preferred shares, at redemption value – (54.8%)	(910,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$1,659,239,945

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the securities amounted to $36,709,287 or 2.2% of net assets.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

(d)	Fair valued pursuant to guidelines approved by the board.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

Affiliate	Gross Additions	Gross Reductions	Dividend Income

ING UK Real Estate Income Trust Ltd.	$—	$—	$1,936,974

See notes to financial statements.
6  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2007

Assets
Investments, at value (cost $2,017,284,192)	$2,504,313,449
Investment in affiliate (cost $27,506,146)	21,437,655
Cash (including foreign currency of $213,229 with a cost of $213,964)	23,479,702
Receivable for investment securities sold	28,429,055
Dividends receivable	19,468,256
Dividend withholding reclaims receivable	1,191,679
Other assets	126,225

Total Assets	2,598,446,021

Liabilities
Payable for investment securities purchased	24,148,393
Dividends payable — preferred shares	1,408,512
Management fee payable	1,383,960
Unrealized depreciation on swap contracts	1,683,437
Accrued expenses and other liabilities	581,774

Total Liabilities	29,206,076

Preferred Shares, at redemption value
$0.001 par value per share; 36,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	910,000,000

Net Assets Applicable to Common Shares	$1,659,239,945

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 102,676,778 shares issued and outstanding	$102,677
Additional paid-in capital	1,472,539,737
Distributions in excess of net investment income	(281,640,638)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(11,146,961)
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	479,385,130

Net Assets Applicable to Common Shares	$1,659,239,945

Net Asset Value Applicable to Common Shares
(based on 102,676,778 common shares outstanding)	$16.16

See notes to financial statements.
Annual Report  December 31, 2007   7

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Year Ended December 31, 2007

Investment Income
Dividends (net of foreign withholding taxes of $9,530,374)	$148,292,842
Dividends from affiliate	1,936,974

Total Investment Income		$150,229,816

Expenses
Management fees	27,538,329
Interest expense on line of credit	6,547,597
Auction agent fees — preferred shares	2,312,451
Administration fees	665,773
Transfer agent fees	490,971
Printing fees	472,252
Insurance fees	170,621
Custodian fees	132,889
Trustees’ fees and expenses	124,314
Legal fees	113,835
Audit fees	77,305
NYSE listing fee	34,473
AMEX listing fee	15,000
Rating agency fees	11,800
Miscellaneous expenses	12,482

Total Expenses		38,720,092
Management fee waived		(8,099,508)

Net Expenses		30,620,584

Net Investment Income		119,609,232

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		191,910,875
Swap contracts		3,913,231
Foreign currency transactions		(617,070)

Total Net Realized Gain		195,207,036

Net change in unrealized appreciation/depreciation on:
Investments		(605,396,970)
Swap contracts		(6,902,545)
Foreign currency denominated assets and liabilities		63,927

Total Net Change in Unrealized Appreciation/Depreciation		(612,235,588)

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions		(417,028,552)

Dividends and Distributions on Preferred Shares from
Net investment income		(49,028,024)

Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations		$(346,447,344)

See notes to financial statements.
8  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the	For the
	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$119,609,232	$99,109,452
Net realized gain on investments, swap contracts and foreign currency transactions	195,207,036	92,597,144
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(612,235,588)	734,013,335
Dividends and distributions on Preferred Shares from net investment income	(49,028,024)	(35,323,408)

Net increase (decrease) in net assets applicable to Common Shares resulting from operations	(346,447,344)	890,396,523

Dividends and Distributions on Common Shares
Distribution of net investment income	(185,813,601)	(230,141,928)
Distribution of capital gains	(144,793,322)	(100,149,675)

Total dividends and distributions on Common Shares	(330,606,923)	(330,291,603)

Capital Share Transactions
Reinvestment of dividends	2,521,957	33,015,062
Offering expenses in connection with the issuance of Preferred Shares	(2,282,400)	—

Net increase from capital share transactions	239,557	33,015,062

Net Increase (Decrease) in Net Assets	(676,814,710)	593,119,982
Net Assets Applicable to Common Shares
Beginning of year	2,336,054,655	1,742,934,673

End of year (net of distributions in excess of net investment income of $281,640,638 and $237,370,730, respectively)	$1,659,239,945	$2,336,054,655

See notes to financial statements.
Annual Report  December 31, 2007   9

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Year Ended December 31, 2007

Cash Flows from Operating Activities:
Net decrease in net assets applicable to Common Shares resulting from operations	$(346,447,344)

Adjustments to Reconcile Net Decrease in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation/depreciation on swap contracts	6,902,545
Net change in unrealized appreciation/depreciation on investments	605,396,970
Net realized gain on investments	(191,910,875)
Cost of long-term securities purchased	(195,819,080)
Proceeds from sale of long-term securities	667,245,316
Increase in receivable for investment securities sold	(23,147,025)
Decrease in dividends receivable	1,208,121
Decrease in receivable for capital shares sold	33,015,062
Increase in dividend withholding reclaims receivable	(752,155)
Decrease in other assets	276,921
Decrease in payable for investment securities purchased	(52,208,451)
Decrease in management fee payable	(276,823)
Decrease in accrued expenses and other liabilities	(2,883,176)

Net Cash Provided by Operating and Investing Activities	500,600,006

Cash Flows From Financing Activities:
Reinvestment of dividends	2,521,957
Offering expenses in connection with the issuance of preferred shares	(2,282,400)
Cash distributions paid on common shares	(330,606,923)
Cash received from the issuance of preferred shares	200,000,000
Decrease in line of credit payable	(347,519,500)
Increase in dividends payable — preferred shares	327,725

Net Cash Used in Financing Activities	(477,559,141)

Net increase in cash	23,040,865
Cash at Beginning of Year	438,837

Cash at End of Year	$23,479,702

See notes to financial statements.
10  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund
Financial Highlights

				For the Period
	For the	For the	For the	February 18, 2004(1)
Per share operating performance for a Common Share	Year Ended	Year Ended	Year Ended	through
outstanding throughout the period	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$22.78	$17.23	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	1.17	0.98	1.09	0.84
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(4.07)	8.19	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.48)	(0.35)	(0.23)	(0.08)

Total from investment operations	(3.38)	8.82	1.32	3.88

Dividends and distributions on Common Shares
Net investment income	(1.81)	(2.28)	(1.38)	(0.75)
Capital gains	(1.41)	(0.99)	(0.17)	—

Total dividends and distributions to Common Shareholders	(3.22)	(3.27)	(1.55)	(0.75)

Offering expenses in connection with the issuance of Preferred Shares	(0.02)	—	—	—

Net asset value, end of period	$16.16	$22.78	$17.23	$17.46

Market value, end of period	$13.83	$24.68	$16.30	$15.21

Total investment return(5)
Net asset value	(15.82)%	53.42%	8.13%	28.20	%(4)
Market value	(32.34)%	75.97%	18.32%	7.16	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,659,240	$2,336,055	$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.38%	1.53%	1.34%	1.17	%(6)
Net expenses, before fee waiver+	1.74%	1.89%	1.71%	1.53	%(6)
Net expenses, after the fee waiver excluding interest on line of credit+	1.08%	1.06%	1.11%	1.07	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.44%	1.42%	1.48%	1.42	%(6)
Net investment income, after preferred share dividends	3.17%	3.11%	5.11%	6.20	%(6)
Preferred share dividends	2.20%	1.73%	1.39%	0.66	%(6)
Net investment income, before preferred share dividends+	5.37%	4.84%	6.50%	6.86	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.95%	1.07%	0.91%	0.82	%(6)
Net expenses, before fee waiver+	1.20%	1.32%	1.16%	1.07	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	0.74%	0.74%	0.75%	0.75	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	0.99%	0.99%	1.00%	1.00	%(6)
Net investment income, after preferred share dividends	2.18%	2.18%	3.45%	4.35	%(6)
Preferred share dividends	1.51%	1.21%	0.94%	0.46	%(6)
Net investment income, before preferred share dividends+	3.69%	3.39%	4.39%	4.81	%(6)
Portfolio turnover rate	6.10%	13.23%	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$910,000	$710,000	$710,000	$710,000
Net asset coverage per share of preferred shares	$70,584	$107,255	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value (“NAV”) is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.
Annual Report  December 31, 2007   11

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements December 31, 2007

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”), a registered investment advisor under the U.S. Investment Advisors Act of 1940, is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal

12  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2007, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the year ended December 31, 2007. Details of the swap agreement outstanding as of December 31, 2007 were as follows:

		Notional	Fixed	Floating
	Termination	Amount	Rate	Rate	Unrealized
Counterparty	Date	(000)	Paid	Received	Depreciation

Royal Bank of Canada	7/01/2009	$200,000	4.32%	1 Month LIBOR	$(1,683,437)

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in September and December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4. Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets (which includes the amount from the issuance of the preferred shares) plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2007, the Trust incurred management fees of $19,438,821, which are net of $8,099,508 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Annual Report  December 31, 2007   13

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

5. Portfolio Securities

For the year ended December 31, 2007, there were purchases and sales transactions (excluding short-term securities) of $195,819,080 and $667,245,316, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. As of and during the period ended December 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties. Each of the tax years in the three-year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2007, the adjustments were to decrease accumulated net realized gain on investments and increase undistributed net investment income by $70,962,485 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

Capital losses incurred after October 31 (“post-October” capital losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will defer post-October capital loss of $11,204,277 during 2007.

Passive Foreign Investment Company losses incurred after October 31 (“post-October” PFIC losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will defer post-October PFIC losses of $90,404,181 during 2007.

Information on the tax components of net assets as of December 31, 2007 is as follows:

Net Tax
Unrealized
			Net Tax	Depreciation		Undistributed
Cost of			Unrealized	on Swap		Long-Term
Investments	Gross Tax	Gross Tax	Appreciation	Contracts and	Other	Capital Gains/
for Tax	Unrealized	Unrealized	on	Foreign	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Currency	Differences	Capital Loss)

$2,234,558,989	$484,554,107	$(193,361,992)	$291,192,115	$(1,569,549)	$(91,820,758)	$(11,204,277)

For the year ended December 31, 2007 and December 31, 2006, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, were $238,750,661 and $265,465,336 of ordinary income and $140,884,286 and $100,149,675 of long-term capital gain, respectively.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $300,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At December 31, 2007, there was no outstanding borrowing in connection with the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2007 was $112,509,279, with a related weighted average interest rate of 5.82%. The maximum amount outstanding for the year ended December 31, 2007, was $396,446,000.

14  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements continued

8. Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued 106,999 and 1,408,492 common shares in 2007 and 2006, respectively. At December 31, 2007, the Trust had outstanding common shares of 102,676,778 with a par value of $0.001 per share. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually. On January 17, 2007, the Trust issued 4,000 shares each of Preferred Shares Series TH and F, respectively, for approximately $197,700,000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and have seniority over common shares.

For the year ended December 31, 2007, the annualized dividend rates ranged from:

	High	Low	At December 31, 2007

Series T28A	6.45%	5.15%	5.76%
Series W28B	6.35	5.18	6.10
Series T28C	6.35	5.19	6.00
Series W28D	6.50	5.20	5.71
Series T7	6.40	4.91	5.55
Series W7	6.50	4.95	6.21
Series TH7	6.35	5.00	5.96
Series F7	6.50	4.95	5.55

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10. Accounting Pronouncements

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. As of December 31, 2007, the Trust does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements.
Annual Report  December 31, 2007   15

ING Clarion Global Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ING Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Trust’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

PHILADELPHIA, PENNSYLVANIA

February 21, 2008
16  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund
Supplemental Information  (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $2,880,796 was received by the Trust through December 31, 2007. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 0.75% of ordinary income distributions for the year ended December 31, 2007 qualified for the corporate dividends-received deduction.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Trustees

The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office			Complex	Other Directorships
Name, Address	and Length of		Principal Occupations	Overseen	Held by
and Age	Time Served(1)	Title	During The Past	by Trustee	Trustee
			Five Years

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 48	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK)(2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 64	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 52	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since July 1999); Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006- present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 71	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E- Duction, Inc. (2005-present), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999- 2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 72	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987- 2003), American Judicature Society (1995-1999).
Annual Report  December 31, 2007   17

ING Clarion Global Real Estate Income Fund  Supplemental Information continued

Number of
Portfolios in
the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 63	3 years/3 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	2	Serves on the Board of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (since 2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers

The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of	During the Past
with Registrant	Time Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 30 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

William E. Zitelli 201 King of Prussia Road Radnor, PA 19087 Age: 39 Chief Compliance Officer and Secretary	since 2007	Senior Vice President and Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2007

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

18  Annual Report  December 31, 2007

ING Clarion Global Real Estate Income Fund  Supplemental Information continued

Board Considerations in Approving the Advisory Agreement

The investment management agreement was initially approved by the Board of Trustees at an in-person meeting held on December 17, 2003, and last re-approved on September 12, 2007, including by a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The Trust’s Board of Trustees approved the continuation of the investment management agreement between the Advisor and the Trust. In connection with its deliberation with respect to the investment management agreement, the Board of Trustees considered a range of information (“Board Materials”) provided to the Board of Trustees by the Advisor and was represented by independent counsel. Overall, the Board of Trustees concluded that continuation of the investment management agreement was in the best interests of the Trust and its shareholders, as well as consistent with the expectations of the Trust’s shareholders. In determining to approve the investment management agreement, the Board of Trustees took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. In accordance with regulations promulgated by the SEC, a summary of the material factors taken into consideration by the Board of Trustees and by the Trust’s disinterested trustees, in approving the investment management agreement, including the Board’s conclusions with respect to these factors, appears below.

In particular, the Board of Trustees considered the nature, extent and quality of advisory services provided by the Advisor. The Board of Trustees considered both the performance of the Trust, as well as other services provided to the Trust by the Advisor. In concluding that the services provided by the Advisor were satisfactory and supported continuation of the investment management agreement, the Board of Trustees evaluated the Advisor’s personnel, experience, investment process (including brokerage practices), track record, and compliance program, as well as the administrative oversight of the Trust’s operations provided by the Advisor and the resources the Advisor devoted to the Trust, including the additional personnel added to support the Trust’s operations. In making its conclusion, the Board of Trustees found that the nature, extent and quality of these services provided by the Advisor to the Trust supported renewal of the investment management agreement. Based on the Board of Trustees’ evaluation of the Trust’s recent and long-term performance relative to its peer groups and appropriate indices/benchmarks, in light of total return, yield and economic and market trends and market risk expectations, and compared to other accounts managed by the Advisor, the Board of Trustees concluded that the Trust’s performance (both actual performance and comparable performance), particularly in light of the Trust’s income objective supported renewal of the investment management agreement.

The Board of Trustees also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. The Board of Trustees took into account the quality of the Advisor’s services as well as advisory fees charged to other comparable closed-end global real estate funds, which fell within a relatively tight band, and other assets comparably managed by the Advisor. Based on this review, the Board of Trustees concluded that the advisory fee structure under the investment management agreement was reasonable and supports renewal of the investment management agreement. During the course of its review, the Board of Trustees also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust and the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust. The Board of Trustees concluded that, based on the profit levels reported by the Advisor and in light of the specific circumstances of the Trust, the advisory fees paid to the Advisor has not resulted in a profit (including allowance for return on entrepreneurial risk) to the Advisor that is excessive or beyond the range that would have been negotiated at arm’s length. In this regard, the Board of Trustees did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth. The Board of Trustees further concluded that the sufficient profitability of the Advisor to remain a sustainable business and to attract and retain talented employees supported renewal of the investment management agreement.

Annual Report  December 31, 2007   19

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Attention: Stock Transfer Department, P.O. Box 11258, New York, NY 10286-1258, Phone Number: (800) 432-8224.

ING Clarion Global Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

William E. Zitelli
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
201 King of Prussia Road
Radnor, PA 19087
888-711-4272

Administrator, Custodian and
Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2006 and fiscal year ended December 31, 2007, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:
2007: $57,000
2006: $77,800
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2006 and fiscal year ended December 31, 2007 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2007: $0
2006: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2006 and fiscal year ended December 31, 2007 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2007: $6,325
2006: $11,000
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2006 and fiscal year ended December 31, 2007 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2007: $0
2006: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
     (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.
     “Related Entities” means (i) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.
     Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.
     Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.
     Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the fiscal year ended December 31, 2006 and fiscal year ended December 31, 2007 are as follows:
2007: $130,737
2006: $117,315
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
(b) Not applicable.
Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	T. Ritson Ferguson
Managing Director and Chief Investment Officer
15 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Steven D. Burton
Managing Director and Lead Global Portfolio Manager
12 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Joseph P. Smith
Managing Director and Portfolio Manager
17 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Other Accounts Managed (as of December 31, 2007). The Portfolio Managers are also collectively responsible for the day-to-day management of all of ING Clarion Real Estate Securities, L.P.’s (the “Advisor”) other accounts, as indicated by the following table. As Chief Investment Officer of the Advisor, Mr. Ferguson provides oversight for all accounts under management.

				Number of Accounts
				Managed with	Total Assets in Accounts
		Number of	Total Assets	Advisory Fee Based	Managed with Advisory Fee
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	Based on Performance
T. Ritson Ferguson	Registered	20	$13,743,500,000	1	$212,200,000
	Investment
	Companies
	Other Pooled	8	$607,600,000	8	$607,600,000
	Investment Vehicles
	Other Accounts	64	$3,324,100,000	5	$397,400,000

Steven D. Burton	Registered	17	$13,030,700,000	1	$212,200,000
	Investment
	Companies
	Other Pooled	0	$0	0	$0
	Investment Vehicles
	Other Accounts	40	$2,386,300,000	1	$289,300,000

Joseph P. Smith	Registered	3	$712,800,000	0	$0

				Number of Accounts
				Managed with	Total Assets in Accounts
		Number of	Total Assets	Advisory Fee Based	Managed with Advisory Fee
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	Based on Performance
	Investment
	Companies
	Other Pooled	8	$607,600,000	8	$607,600,000
	Investment Vehicles
	Other Accounts	24	$937,800,000	4	$108,100,000
Potential Conflicts of Interest. The Advisor does not believe that any material conflicts of interest exist as a result of the Portfolio Managers managing the Trust and managing the other accounts noted above. The investment strategies of the Trust and the other accounts managed by the Portfolio Managers do not materially conflict in any way.
     The Advisor will frequently recommend purchases or sales of the same portfolio securities for the Trust and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Trust and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Trust to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.
Compensation. Compensation of the Portfolio Managers includes a fixed salary plus a bonus and deferred compensation. The bonus is based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Trust assets. However, compensation is not directly based upon the Trust’s performance nor the value of the Trust’s assets.
Ownership of Trust Shares. The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2007.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$500,000-$1,000,000

Steven D. Burton	$100,000-$500,000

Joseph P. Smith	$10,001-$50,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the

Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Code of Ethics.
     (a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
     (b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
     (c) Proxy Voting Policies and Procedures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer
	Date:	March 5, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson
	Name:	T. Ritson Ferguson
	Title:	President and Chief Executive Officer
	Date:	March 5, 2008

By:	/s/ Jonathan A. Blome
	Name:	Jonathan A. Blome
	Title:	Treasurer and Chief Financial Officer
	Date:	March 5, 2008